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                                                          UNOFFICIAL TRANSLATION

TRANSLATION OF FRENCH LICENSE EXTENSION


                             French Official Gazette
                         Number 275 of 28 November 2000
                                   Page 18897

                                  General Texts
                  Ministry of the Economy, Finance and Industry

Decree of 7th November 2000 modifying the Decree of 17 November 1998 authorizing the company CompleTel SAS to set up and operate a telecommunications network open to the public and to provide telephone services to the public.

The Secretary of State for Industry

In view of the Articles L.331 and L.34-1 of the Telecommunications and Postal
Code

In view of the decree of 17 November 1998 authorizing the company CompleTel SARL, to establish and operate a telecommunications network open to the public and provide telephone services to the public;

In view of the application dated 23 May 2000 by the Company CompleTel SAS, located at Tour Egee, 9-11 allee de l'Arche, 92671 Courbevoie Cedex and supplemented by letters of 4th July and 7th September 2000;

In view of decision number 2000-976 of the ART on 22nd September 2000 relating to the review of the application filed by the company CompleTel SAS for the authorization of a geographical extension of their establishment and operation of a telecommunications network open to the public and for the provision of telephone services provided to the public pursuant to the decree of 17th November 1998,

Decree:

Art. 1er. - The name of the company "CompleTel SARL" is replaced by CompleTel
            SAS in the above-mentioned decree of 17th November 1998, as well as the terms and conditions annexed thereto.

Art. 2. -   The following provisions replace the 1st and 2nd articles of the aforementioned decree of 17th November 1998:

            "Art. 1er. - The company CompleTel SAS is authorized to establish and exploit a telecommunications network open to the public in the regions of Ile de France, Nord - Pas de Calais, Provence-Alpes-Cote d'Azur and Rhone Alpes, as well as in the urban areas of Amiens, Bordeaux, Nancy, Nantes, Rouen, Strasbourg and Toulouse under the conditions set in the terms and conditions annexed to this decree."

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            "Art. 2. -   The company CompleTel SAS is authorized to provide
                         telephone services to the public in the regions of Ile de France, Nord - Pas de Calais, Picardie, Provence-Alpes-Cote d'Azur and Rhone Alpes, as well as in the departments of Haute Garonne, Gironde, Loire-Atlantique, Meurthe et Moselle, Bas-Rhin and Seine-Maritime, in the conditions set in the terms and conditions annexed hereafter."

Art. 3 - The following provision is inserted in the decree of 17th November 1998 as Article 2 (bis) above-mentioned:

            "Article 2 (bis) - In order to allow the transmission of information relative to the forwarding of urgent calls provided for in chapter VI of the terms and conditions annexed to this present decree, the authorized person will forward its address to the applicable prefet before the service begins its operation in each department. It will do the same prior to each modification of its address or telephone number."

Article 4 - The terms and conditions annexed in the aforementioned decree of
            17th November 1998, is modified in accordance with the provisions contained in the annex to the present decree.

Article 5 - The present decree and its annex will be published in the official
            Journal of the Republic of France.

Made in Paris, on 7th November 2000.


                                        Christian Perret


ANNEX


MODIFICATIONS TO THE TERMS AND CONDITIONS RELATED TO THE ESTABLISHMENT AND OPERATION OF A TELECOMMUNICATIONS NETWORK OPEN TO THE PUBLIC AND OF THE PROVISION OF TELEPHONE SERVICES TO THE PUBLIC

Authorized person

CompleTel SAS

The first subparagraph of paragraph 1.1 of the 1st chapter is replaced by the following clauses:

"The operator's network is established in the regions of Ile de France, Nord - Pas de Calais, Provence-Alpes-Cote d'Azur and Rhone Alpes as well as in the urban areas of Amiens, Bordeaux, Nancy, Nantes, Rouen, Strasbourg and Toulouse."

The first subparagraph of paragraph 1.2 of the first chapter is replaced by the following clauses:

"The operator may provide a telephone service to the public in the regions of Ile-de-France, Nord-Pas-de-Calais, Picardie, Provence-Alpes-Cote-d'Azur and Rhone Alpes, as well as in

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the departments of Haute-Garonne, Gironde, Loire-Atlantique, Meurthe et Moselle,
Bas-Rhin and Seine Maritime."

Chapter V shall be completed with the following text:
5.2. Infrastructures in the public domain
When the operator rents dark fiber on the public domain, the contract defining the technical and financial conditions of this rental shall be communicated, upon request, to the ART.



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